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                                                                   EXHIBIT 10.53
                                                                  EXECUTION COPY





               INSTRUMENT, ASSAY DEVELOPMENT AND LICENSE AGREEMENT

                                     BETWEEN

                     GLAXO RESEARCH AND DEVELOPMENT LIMITED

                                       AND

                               GLAXO GROUP LIMITED

                                       AND

                         AURORA BIOSCIENCES CORPORATION



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This Agreement is made by and between GLAXO RESEARCH AND DEVELOPMENT LIMITED AND
GLAXO GROUP LIMITED both with their principal offices at Glaxo Wellcome House, Berkeley Avenue, Greenford, Middlesex UB6 ONN, United Kingdom, (together with any Affiliate company, "GW") and AURORA BIOSCIENCES CORPORATION ("Aurora"), a Delaware corporation with principal offices at 11010 Torreyana Road, San Diego, California 92121, U.S.A.

                                    RECITALS

WHEREAS, GW and Aurora wish to enter into an agreement involving the purchase by GW *** (VIPR) from Aurora, collaborative research to develop ***, and licenses of rights from Aurora to GW to use *** Voltage Sensor Probes (VSPs) and the *** to practice the technologies *** as set forth herein.

Now, therefore, in consideration of the foregoing and the covenants and premises contained herein the parties agree as follows:

1. DEFINITIONS

        1.1 "Achievement of Proof of Concept" means the point at which the initial human efficacy trial is successfully completed and a compound approved for further development by GW, such decision usually being agreed to at a meeting of the GW Therapeutic Management Team, or its functional equivalent.

        1.2 "Affiliate" means (1) any corporation or other entity directly or indirectly owning or controlling, at least *** of the stock entitled to vote for election of directors with a party to this Agreement or otherwise having the power to direct the management and policies of a party to this Agreement, (2) any corporation or other entity of which a party to this Agreement directly or indirectly owns or controls at least *** of the stock entitled to vote for election of directors or otherwise has the power to direct the management and policies, (3) any corporate or other entity directly or indirectly under common control with a party to this Agreement; provided, however, that in the circumstance where the country of incorporation of such owned or controlled corporation or other entity requires the maximum ownership by a foreign entity be less ***, the percentage of ownership required to make such an entity an affiliate must be equal to the maximum percentage of ownership permitted by such country provided the operational control is held by a party to this Agreement.

        1.3 "Assay" means a *** incorporating Aurora VSPs, and additions to or substitutions thereof made in accordance with this Agreement.

        1.4 "Assay Transfer Date" means the date that GW receives delivery of ***, *** Assay *** Collaborative Research Plan, this date *** of the Assay by the Steering Committee.

        1.5 "Aurora Factory Certified Engineers" means engineers provided by Aurora to service


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               the VIPR ***.

        1.6 "Aurora Patents" means *** and *** set forth in Exhibit A and *** issuing therefrom.

        1.7 "Aurora Technology" means Materials and Know-How owned or Controlled by Aurora on or before the Effective Date and necessary for the Collaborative Research Program.

        1.8 "Collaborative Research Program" means the collaboration between Aurora and GW as set forth in Exhibit B for the development ***.

        1.9 "Collaborative Research Plan" means that project plan attached as Exhibit B hereto, which may be amended from time to time, upon written mutual agreement of Aurora and GW.

        1.10 "Confidential Information" means all information, data, and documentation received by either party from the other party pursuant to this Agreement and if in writing, designated as confidential at the time of disclosure, subject to the exceptions set forth in Section 9.1.

        1.11 "Control" or "Controlled" means, in the context of intellectual property, possession by a party of the ability to grant a license or sublicense in accordance with the terms of this Agreement, and without violating the terms of any agreement by such party with any Third Party.

        1.12 "Effective Date" means the latest date on which the Agreement is executed by a party hereto.

        1.13 "GW Compounds" means *** compounds and an *** that GW shall provide to Aurora in a format *** and that shall be screened by Aurora in accordance with Section ***.

        1.14 "GW Materials" means Materials provided by GW to Aurora in furtherance of the Collaborative Research Program.

        1.15 "GW Technology" means GW Materials and Know-How owned or Controlled by GW on or before the Effective Date and necessary for the Collaborative Research Program.

        1.16   "Invention" means ***.

        1.17 "Know-How" means information and data owned or Controlled by a party hereto, which is existing as of the Effective Date or which a party develops or acquires as part of the Collaborative Research Program which is not generally known to the public, comprising: designs, concepts, algorithms, formulae, techniques, practices, processes,


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               methods, knowledge, skill, experience, expertise and technical information.

        1.18 "Materials" means any reagents, cell lines, promoters, enhancers, vectors, plasmids, genes, proteins and fragments thereof, peptides, antigens, antibodies, agonists, antagonists, inhibitors and chemicals.

        1.19 "Patent Rights" means all U.S. or foreign (including regional authorities such as the European Patent Office) regular or provisional patent applications, including any continuation, continuation-in-part, or division thereof or any substitute application therefor or equivalent thereof, and any patent issuing thereon, including any reissue, reexamination or extension thereof and any confirmation patent or registration patent or patent of additions based on any such patent, containing one or more claims to an Invention (and in the case of an issued patent, containing one or more claims), and for which a party hereto owns or Controls, individually or jointly, any title thereto or rights thereunder.

        1.20 "Pre-clinical Candidate Selection" means the point at which lead optimization is concluded and a candidate for further development is selected, ***.

        1.21   "Product Launch" means the first commercial sale of a product.

        1.22   "***" means *** defined respectively by *** and ***.

        1.23   "Technology" means Materials and Know-How.

        1.24 "Third Party" means any person or entity other than Aurora and GW or its Affiliates.

        1.25   "Tracking Record" means tracking records referred to in Section
               5.8.

        1.26 "VIPR" means Aurora's voltage-ion probe reader as described in Attachment 1 ***.

        1.27   "Voltage Sensor Probes" or "VSPs" means *** the Aurora Patents.


2. EQUIPMENT PURCHASE


        2.1. Shipment. Subject to GW's payments in Section 5, Aurora will ship to GW's *** on or before ***. Aurora will provide consultative support and technical specifications *** the *** GW's ***. GW will also be provided *** described in Section 2.4 *** updates regarding the *** with the VIPR on the Assay *** produced by or on behalf of Aurora.


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        2.2.   Installation and Validation. Subject to GW's payments in Section
               5, Aurora will install *** site within *** days of the Assay Transfer Date. Reasonable travel and expenses of Aurora personnel directly related to the installation and validation shall be billed separately at GW's expense.

        2.3. Training. Subject to GW's payments in Section 5, Aurora will provide a comprehensive consecutive *** training session on the operation of the VIPR for up to *** GW scientists *** to be scheduled approximately at the time of the installation of the VIPR. Travel and related expenses for Aurora personnel will be paid by GW. In addition, *** GW engineers will be trained at Aurora and certified by Aurora for routine servicing of *** Dollars ($***), such training to take place prior to the delivery
               ***.

        2.4. Warranty. Subject to GW's payments in Section 5, *** with a *** warranty, entitling GW to *** years of *** support, a total of *** (*** annually) by an Aurora Factory Certified Engineer provided by Aurora *** parts, which are *** and *** service invoice after any *** repair. Travel and related expenses for Aurora personnel for ***. Travel and related expenses for service visits other than preventative maintenance visits shall be paid by GW. No one other than an Aurora Factory Certified Engineer is authorized to service the VIPR and any tampering with or modification of the instrument by any other party will nullify the warranty to the VIPR. ***, *** personnel *** in any month, *** additional *** cost, *** months of *** and *** to be confirmed in writing by Aurora. *** as the *** support *** day of request and *** for ***, if needed, within *** of request.


3. COLLABORATIVE RESEARCH


        3.1. Assay Development at Aurora. Aurora will use *** to develop, in collaboration with GW, *** in a *** within four (4) months of the Effective Date (the "Collaborative Research Program"). Aurora will then transfer the Assay to GW with *** and an *** within two
               (2) weeks of acceptance of the Assay by the Steering Committee. Criteria *** defined in the Collaborative Research Plan.


               3.1.1. Late Delivery of Assay. If Aurora does not transfer the
                      Assay to GW within nine (9) months of the Effective Date, GW, *** either: (i) make the payments under Sections 5.1.2 and 5.2.4 and *** and approval *** is


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                      contractually precluded from licensing to Third Parties;
                      or (ii)not make the payments of Sections 5.1.2 and 5.2.4 and *** .

               3.1.2. Assay Throughput. In the event that all other validation criteria for the Assay are satisfied, but the Assay *** specified in Exhibit B, the parties ***, or assay payments due to Aurora based upon the ***, unless the ***, in which case ***. In the event *** shall promptly *** Aurora.

        3.2. Materials from GW. GW will provide pursuant to this Agreement the GW Materials and GW Compounds, or a mutually agreed upon subset thereof, to Aurora within *** days of the Effective Date, and before ***, respectively. Aurora will not use GW Materials or GW Compounds for any purpose other than those described in this Agreement. Aurora will return or destroy all *** outlined in Exhibit C. Aurora will destroy all GW Materials within *** of the Assay, *** Collaborative Research Program, which shall be held for up to *** by Aurora following *** and *** GW.

        3.3. Screening of GW Compounds. Upon validation *** with the Collaborative Research Plan and payment by GW according to
               Section 5.5, Aurora shall undertake to screen the GW Compounds ***. Such screening by Aurora shall be completed within *** of *** and receipt of the GW Compounds. Upon completion of such screening and written agreement of the parties, ***, as agreed upon in the Collaborative Research Plan, GW shall pay Aurora in accordance with Section 5.5 for performance of such screening.

        3.4. Steering Committee. The Collaborative Research Program shall be managed by a joint steering committee (the "Joint Steering Committee") of a size and composition to be determined in good faith by the parties and indicated in writing, with equal representation from both GW and Aurora. Each member of the Joint Steering Committee shall have ***. The Joint Steering Committee shall meet on a schedule and in a venue or format mutually agreed. Initial meetings shall by teleconference every ***.



        3.5. ***. During the period of the Collaborative Research Program, *** so ***.

4. LICENSES AND OPTION

        4.1. Non-exclusive License. Aurora hereby grants to GW and its Affiliates a non-



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               exclusive, non-sublicensable, non-transferable, royalty-free milestone bearing, single VIPR instrument, worldwide license under the Aurora Patents and Aurora Technology solely to *** Aurora or modifications produced by *** using other *** for drug discovery screening. GW shall notify Aurora of any *** in writing. The license grant of this Section 4.1 shall be effective until the date of the *** anniversary of the ***. The license, at that point, may be extended through exercise of the option described in Section 4.2. The license grant of this Section 4.1 may be ***, to allow GW to *** to be proposed by GW and *** other than in the event that Aurora is contractually precluded from licensing to Third Parties, should GW ***, during the time period such license grant is in effect, or should Aurora *** GW *** of the Effective Date, in accordance with Section ***.

        4.2. Option to Extend License. Aurora hereby grants to GW an option to extend the license granted in Section 4.1 above *** to an additional five (5) years on an *** Dollars ($***) to be paid to Aurora *** (the "***") and each subsequent anniversary of the *** for up to *** years. Such option granted to GW expires on the date *** days prior to the third (3rd) anniversary of the *** or a later date taking into account any license ***. It is understood that the *** under Section ***.



        4.3. Retained Rights and Limitations. The licenses under this Section 4 are subject to GW's obligations described herein including payments by GW as set forth in Section 5. For clarity, the license rights granted to GW in this Section 4 specifically exclude the right 1) ***. Aurora retains the right to work with other parties on the same or similar targets, compounds, data and cell lines supplied by a Third Party or independently developed by Aurora without the use of GW Confidential Information, GW Compounds, or GW Materials. Except as expressly licensed herein, GW *** or *** under the Aurora Patents and Aurora Technology.



5. PAYMENTS


        5.1. Equipment purchase. In consideration for the purchase of the VIPR, GW shall pay to Aurora a total of *** Dollars ($***) according to the following schedule of non-refundable, non-creditable payments:


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               5.1.1. A *** Dollar ($***) pre-payment due upon the Effective
                      Date; and

               5.1.2. A *** Dollar ($***) payment due on ***.

               Shipping will be prepaid and added FOB San Diego to the invoice.

        5.2. Collaborative research. In consideration for the development of ***, or in the event that GW *** Assay is ***, GW shall pay to Aurora in accordance with the following schedule of non-refundable, non-creditable payments:

               5.2.1. *** Dollars ($***) on the Effective Date; and

               5.2.2. *** Dollars ($***)*** Assay Transfer Date is *** ; ***

               5.2.3. *** Dollars ($***)*** Assay Transfer Date is *** Effective
                      Date and ***; ***

               5.2.4. *** Dollars ($***)*** Assay *** months *** and *** GW does
                      *** Agreement.

        5.3.   License fees. In consideration for the licenses granted in
               Section 4.1, GW shall pay to Aurora a non-refundable, non-creditable license fee of *** Dollars ($***), first due on the Assay Transfer Date and then each anniversary of the Assay Transfer Date for a total *** payments and *** Dollars ($***). GW may extend the license in accordance with Section 4.1.

        5.4. Reagent Supply. In consideration for the provision of the VSPs by Aurora to GW, GW shall pay to Aurora *** Dollars ($***) for *** of the VSPs. Such *** shall be delivered to GW on the ***. GW's payment for such VSPs is due upon receipt. For subsequent orders of VSPs from Aurora during the period from the Assay Transfer Date to the *** anniversary of the Effective Date, GW shall pay
               ***.

        5.5. Screening Payment. In consideration for the screening services provided in Section 3.3, GW shall pay to Aurora, the amount equal to *** Dollars ($***) for such agreed screening program. Such payment is due within *** after the Assay Transfer Date.

        5.6.   Warranty Payments. In consideration for the warranty described in
               Section 2.4, GW shall pay to Aurora (i) *** Dollars ($***) on the first anniversary of the Assay Transfer Date ***; and (ii) *** Dollars ($***) on the *** for the ***.

        5.7.   Milestone Payments. In addition to other fees described in this
               Section 5, GW shall also pay to Aurora the following milestone payments ***, ***:


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              Event                                      Milestone Payment
              -----                                      -----------------
               ***                                              ***


        5.8.   Payment and Tracking Milestones. The milestones due under this
               Section 5 shall be paid within *** days after the end of each calendar quarter period in which such milestones are earned and ***. The compounds and target tested using the Assay developed under this Agreement will be recorded and stored by GW using its customary means and in a computer searchable database on a storage device. The information stored will include the target, screen type, the concentration, structure and activity of the compound tested, and date of testing. Records of any hits, derivatives or any compound subject to additional screening or evaluation will be stored by GW in a computer searchable file or database that may or may not be separate from other GW data not related to the Assay. GW shall keep appropriate records of compounds discovered, identified or profiled with the Assay subjected to ***. All the records described in this Section are collectively referred to as tracking records (the "Tracking Records"). GW *** by Aurora and agreed to by GW, and *** GW, to inspect the Tracking Records once per year upon reasonable prior written request by Aurora for the sole purpose of determining the attainment of a milestone under this Section 5. The Tracking Records shall be securely retained *** for no less than *** years from ***. Until all of the milestones have been paid and upon the request of Aurora, GW will provide Aurora with a summary of the status of development compounds and products that may be used to calculate milestones.


        5.9. Patent disclaimer. The parties acknowledge that Aurora may not own or Control patent applications or patents covering the manufacture, sale, use or importation of a particular compound or pharmaceutical product developed and/or commercialized by GW as a result of the Assay; provided, however, GW agrees to pay to Aurora the milestones in Section 5.7 regardless of whether a compound or pharmaceutical product is covered by a patent application or patent within the Aurora Patents.

        5.10. Withholding taxes. All amounts required to be paid to Aurora by GW pursuant to Sections 5.3, 5.6 and 5.7 of this Agreement may be paid ***. At Aurora's request, GW shall provide Aurora a certificate evidencing deduction of any withholding taxes hereunder and shall reasonably assist Aurora to obtain the benefit of any applicable tax treaty. Should the benefit of *** not be as favorable as that applying at the Effective Date then
               ***.


6. INTELLECTUAL PROPERTY OWNERSHIP


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        6.1.   Pre-existing Intellectual Property. This agreement does not affect the ownership of Inventions, Technology and Patent Rights of either party which existed prior to the Effective Date.

        6.2. Intellectual Property created under the Collaborative Research Program. The Assay developed by Aurora *** Collaborative Research Program ***.


        6.3. Intellectual Property created through GW's ***. Any Inventions, Technology and Patent Rights relating to the activities or properties of compounds discovered, identified or profiled through GW's *** the Assay or other assays incorporating Aurora Technology ***, subject to the terms of the licenses granted by Aurora under Section 4. *** will be responsible for the filing, prosecution, and enforcement of all applicable patents and for the expenses thereof. Any improvements, Know-How, Inventions, Technology and Patent Rights developed by ***, *** for paying any fees related to the filing, prosecution, and enforcement of all applicable patents and for the expenses thereof.


        6.4. Transfer of Rights. All rights not expressly licensed or assigned by Aurora are retained by Aurora and no implied licenses are conveyed herein or were conveyed before the Effective Date. Except as otherwise expressly provided in this Agreement, nothing in this Agreement is intended to convey or transfer ownership by one party to the other of any rights, title or interest in any Confidential Information, Technology, copyrights or Patent Rights owned or Controlled by a party. Except as expressly provided for in this Agreement, nothing in this Agreement shall be construed as a license or sublicense by one party to the other of any rights in any Technology, copyrights, or Patent Rights owned or Controlled by a party.

        6.5. Inventorship and Assignment. Inventorship of patentable inventions shall be determined by U.S. patent law. GW and Aurora *** Inventions, Technology and Patent Rights.

        6.6. Copyrights. The parties agree to treat and handle, to the maximum extent practical, any copyrights owned or Controlled by a party in the same manner as Patent Rights owned or Controlled by such party.

7. PRODUCT DEVELOPMENT, COMMERCIALIZATION AND DILIGENCE

        7.1. *** development and commercialization of all compounds discovered through GW's ***, and such development and commercialization will be at GW's sole discretion.

8. CONFIDENTIALITY

        8.1. Confidential Information. Except as expressly provided herein, the parties agree that, for the term of this Agreement and *** years thereafter, the receiving party


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               shall keep completely confidential and shall not publish or otherwise disclose to another party and shall not use for any purpose other than to perform the purposes contemplated by this Agreement any Confidential Information furnished to it by the disclosing party hereto pursuant to this Agreement, except that to the extent that it can be established by the receiving party by competent proof that such Confidential Information:

               - was already known to the receiving party, other than under an obligation of confidentiality, at the time of disclosure;

               - was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving party;

               - became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving party in breach of this Agreement;

               - was lawfully disclosed to the receiving party by a person other than a party hereto, or

               - was independently developed by the receiving party without the use of Confidential Information.

        8.2. Permitted Use and Disclosures. Each party hereto may use or disclose Confidential Information disclosed to it by the other party to the extent such use or disclosure is (i) reasonably necessary in filing or prosecuting patent applications, prosecuting or defending litigation, (ii) complying with applicable law, governmental regulation or court order, (iii) submitting information to tax or other governmental authorities,
               (iv) making a permitted sublicense or (v) otherwise exercising its rights hereunder, provided that if a party is required to make any such disclosure of another party's Confidential Information, other than pursuant to subsection (ii) hereof, it will give reasonable advance notice to the latter party of such disclosure, and shall obtain the prior written approval of said latter party, which approval shall not be unreasonably withheld.

        8.3 Confidential Terms. Except as expressly provided herein, each party agrees not to disclose any material or financial terms of this Agreement to another party without the consent of the other party, not to be unreasonably withheld; provided, however, each party reserves the right to make reasonable disclosures (including the redaction of material or financial terms) as required by securities or other applicable laws, or to actual or prospective investors or corporate partners (including licensees and acquirers), or to accountants, attorneys and other professional advisors on a need-to-know basis under circumstances that reasonably ensure the confidentiality thereof, or to the extent required by law. If such Confidential Information is to become public information by such disclosure the disclosing party must obtain the written consent of the non-disclosing party in order to obtain protection of the Confidential Information if necessary.

        8.4. Press Release. Notwithstanding the foregoing, the parties agree that Aurora will make a press release to announce the execution of this Agreement which shall be subject to prior written approval of GW, such approval not to be unreasonably withheld. Thereafter, GW and Aurora may each disclose to Third Parties the information contained in the mutually agreed upon press release without the need for further approval by the other.

9. TERM AND TERMINATION OF THE RESEARCH COLLABORATION



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        9.1.   Term. This Agreement shall commence on the Effective Date and shall terminate on the date that the last patent of the Aurora Patents expires. The Collaborative Research Program will terminate on the completion of the screening of the Assay by Aurora in accordance with Section 3.3., or *** after the Effective Date, whichever is first, unless extended by mutual written agreement of both parties.

        9.2. Termination. Either party shall have the right to terminate this Agreement at any time during the term for a material breach of this Agreement by the other party, provided that the non-breaching party shall have first given *** days prior written notice (***days in the event of non-payment of any amounts due under this Agreement) to the breaching party describing such breach and stating the non-breaching party's intention to terminate this Agreement if such breach remains uncured, and the breaching party thereafter fails to cure same within such *** day period (*** day period in the event of non-payment of any amounts due under this Agreement).

        9.3.   Termination by GW this Agreement pursuant to Sections 3.1.1 or
               3.1.2. All amounts paid by GW to Aurora under this Agreement under Sections 5.1, 5.2 and 5.3 shall be nonrefundable.

        9.4. Effect of Expiration or Termination. Except as otherwise expressly provided in this Agreement, the rights and obligations of the parties hereof shall terminate and be of no further force or effect whatsoever upon any termination of this Agreement under
               Section 9 hereof. Sections *** and ***, hereof shall survive termination or expiration of this Agreement. Upon expiration or other termination of the Agreement all licenses granted will thereby terminate and Materials will be destroyed or returned at the direction of the parties within *** days.

10 MISCELLANEOUS

        10.1. Binding Effect; Assignment. Except as otherwise provided herein, neither this Agreement nor any interest hereunder will be assignable in part or in whole *** may assign this Agreement ***. This Agreement will be binding upon *** herein will be deemed to *** to the extent necessary to carry out the intent of this Agreement. Any assignment which is not in accordance with this
               Section is void.


        10.2. Effect of Waiver. No waiver of any default, condition, provisions or breach of this Agreement shall be deemed to imply or constitute a waiver of any other like default, condition, provision or breach of this Agreement.

        10.3. Representations and Warranties of Aurora and GW. Each Party hereby represents and warrants: Such party is duly organized and validly existing and in good standing under the laws of the state of its incorporation and has all requisite corporate power and authority to enter into this Agreement and to carry out the provisions hereof. Such party


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               is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement is a legal and valid obligation binding upon it and enforceable in accordance with its terms. The execution, delivery and performance of this Agreement by such party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

        10.4 *** Indemnification for products or services arising from license granted herein. With respect to rights licensed to *** by the *** or by ***, *** agrees to indemnify, defend and hold harmless ***, as appropriate, and their respective officers, directors, employees, sponsors and agents from and against all damages or other amounts payable to a Third Party (including product liability) resulting or arising from *** use of the rights granted herein to the extent that such indemnification by *** is required by *** pursuant to agreements between *** or between
               ***.

       10.4.1. Limitation of Liability and Warranty. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTIAL, OR INDIRECT DAMAGES ARISING OUT OF THIS AGREEMENT, HOWEVER CAUSED, UNDER ANY THEORY OF LIABILITY. Except as expressly set forth in this Agreement, Aurora MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED. THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR THAT THE USE OF THE LICENSED PRODUCTS OR SERVICES WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER RIGHTS OR ANY OTHER EXPRESS OR IMPLIED WARRANTIES.

       10.4.2. *** Indemnification. *** shall indemnify, hold harmless and defend ***, its officers, employees, and agents from and against any and all claims, suits, losses, liabilities, damages, costs, fees, and expenses (collectively, "Claims") resulting from or arising out of the development, manufacture, storage, sale or other distribution or use of chemical entities identified using the Assay by or on behalf of *** or an Affiliate thereof, resulting from rights granted herein, except in the case of negligence or willful misconduct by ***. This indemnification includes, but is not limited to, any product liability. *** shall give prompt notice of the Claim to *** and, provided that *** is not contesting the indemnity obligation, shall permit *** to control any litigation relating to such a Claim and disposition of any such Claim provided that *** shall act reasonably and in good faith with respect to all matters relating to the settlement or disposition of any Claim as the settlement or disposition relates to parties being indemnified under this Section and *** shall not settle or otherwise resolve any Claim without prior notice to *** and the consent of *** if such settlement involves anything other than the payment of money by ***. *** shall cooperate with ***, at *** expense, in its defense of any Claim for which indemnification is sought under this Section.

       10.4.3. Aurora Indemnification. Aurora agrees to indemnify, defend and hold harmless GW, its officers, employees and agents from and against any and all claims,


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               liabilities, demands, damages, judgements, awards, settlements, expenses or losses (including reasonable attorney fees) (collectively, "Claims") arising out of Aurora's negligence or willful misconduct or any damages to property or injuries (including death) to any persons directly caused by Aurora, its employees, agents or permitted subcontractors. GW shall give prompt notice of the Claim to Aurora and, provided that Aurora is not contesting the indemnity obligation, shall permit Aurora to control any litigation relating to such a Claim and disposition of any such Claim provided that Aurora shall act reasonably and in good faith with respect to all matters relating to the settlement or disposition of any Claim as the settlement or disposition relates to parties being indemnified under this Section and Aurora shall not settle or otherwise resolve any Claim without prior notice to GW and the consent of GW if such settlement involves anything other than the payment of money by Aurora. GW shall cooperate with Aurora, at Aurora's expense, in its defense of any Claim for which indemnification is sought under this Section.

        10.5. Force Majeure. Neither party shall lose any rights hereunder or be liable to the other party for damages or losses (except for payment obligations) on account of failure of performance by the defaulting party if the failure is occasioned by war, strike, fire, act of God(s), earthquake, flood (including El Nino and La
               Nina), lockout, embargo and governmental acts or orders or restrictions.

        10.6. Amendment. No modification, supplement to or waiver of this Agreement or any Addendum hereto or any of their provisions shall be binding upon a party hereto unless made in writing and duly signed by an authorized representative of both GW and Aurora. In no event may the terms of this Agreement be changed, deleted, supplemented or waived by any notice, purchase order, receipt, acceptance, bill of lading or other similar form of document. A failure of either party to exercise any right or remedy hereunder, in whole or in part, or on one or more occasions, shall not be deemed either a waiver of such right or remedy to the extent not exercised, or of any other right or remedy, on such occasion, or a waiver of any right or remedy on any succeeding occasion.

        10.7. Entire Agreement. This Agreement and each supplemental written agreement contemplated hereunder, sets forth the entire understanding and agreement of the parties as to the subject matter thereof, and there are no other understandings, representations or promises, written or verbal, not set forth herein or on which either party has relied. If any provisions of any such Addendum or supplemental written agreement conflict with any provisions set forth in this Agreement, the provisions of this Agreement shall take precedence, unless such Addendum or supplemental written agreement expressly refers to the specific provision(s) of this Agreement that it is intended to replace or modify (and which shall be limited in force and effect to such Addendum or supplemental written agreement only).


        10.8. Notices. All Notices under this Agreement shall be given in writing and shall be addressed to the parties at the following addresses:


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                             For Glaxo Wellcome:

                             ***

                             Glaxo Wellcome House West,
                             Berkeley Avenue,
                             Greenford, Middlesex UB6 ONN,
                             United Kingdom

                      For Aurora:
                             Harry Stylli, Ph.D.
                             Senior Vice President Commercial Development
                             Aurora Biosciences Corporation
                             11010 Torreyana Road
                             San Diego, CA.  92121

                             Copies to:
                             John D. Mendlein, Ph.D., J.D.
                             Senior Vice President, Intellectual Property
                             and Chief Knowledge Officer
                             Aurora Biosciences Corporation
                             11010 Torreyana Road
                             San Diego, CA.  92121

               Notices shall be in writing and shall be deemed delivered when received, if delivered by a courier, or on the second business day following mailing, if sent by first-class certified or registered mail, postage prepaid.

        10.9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California as those laws apply to California residents, without regard or giving effect to its principles of conflict of laws. Resolution of any disputes will be decided in California.

        10.10. Third Party Beneficiaries. This Agreement and the rights and obligations created hereunder are for the sole benefit of the parties hereto and their respective successors or assigns as may be permitted under the terms of this Agreement. By entering into this Agreement, the parties agree that they are not creating and do not intend to create implied or incidental rights inuring to the benefit of Third Parties.

        10.11. Severability. This Agreement is intended to be severable. If any provision(s) of this Agreement are or become invalid, are ruled illegal by a court of competent jurisdiction or are deemed unenforceable under the current applicable law from time to time in effect during the term hereof, it is the intention of the parties that the remainder of the Agreement shall not be affected thereby and shall continue to be construed to the maximum extent permitted by law at such time. It is further the intention of the parties that in lieu of each such provision which is invalid, illegal, or unenforceable, there shall be substituted or added as part of this Agreement by such court of competent jurisdiction a provision which shall be as similar as possible, in economic and business


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               objectives as intended by the parties to such invalid, illegal or unenforceable provision, but shall be valid, legal and enforceable.

        10.12. Headings. Captions and paragraph headings are for convenience only and shall not form an interpretative part of this Agreement. Unless otherwise specifically provided, all references to a
               Section incorporate all Sections or subsections thereunder. This Agreement shall not be strictly construed against either party hereto and maybe executed in two (2) or more counterparts, each of which will be deemed an original and the same instrument. Counterparts may be signed and delivered by facsimile, each of which shall be binding when sent, and in each case an original shall be sent via overnight courier. This Agreement will not be enforceable and shall have no effect if this Agreement is not executed ***.

        IN WITNESS WHEREOF, the parties have executed, by duly authorized representatives, this Agreement:

For Glaxo Group Limited                      For Glaxo Research and
                                             Development Limited

By: /s/  SM Bicknell                         By:    /s/  SM Bicknell
   ---------------------------------            --------------------------------

Date:   15 December 1999                     Date:  15 December 1999
     -------------------------------              ------------------------------

Name:   SM Bicknell                          Name:   SM Bicknell
     -------------------------------              ------------------------------

Title:   Assistant Secretary                 Title:   Assistant Secretary
      ------------------------------               -----------------------------


For Aurora Biosciences Corporation

By:  /s/  Michael J. Dunn
   ---------------------------------

Date:   12/15/99
     -------------------------------

Name:  Michael J. Dunn
     -------------------------------

Title: Vice President Business Development
       -----------------------------------


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                                    EXHIBIT A


                                       ***


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                                    EXHIBIT B




                                       ***




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                                       ***










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                                       ***












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                                    EXHIBIT C










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                                  ATTACHMENT 1

                                       ***




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